                                                                     Exhibit 1.1


                           DEALER MANAGER AGREEMENT


March 31, 1997

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
250 Vesey Street
New York, New York  10281

Ladies and Gentlemen:

          1. USX Corporation, a Delaware corporation (the "Company"), proposes to exchange 6.75% Convertible Quarterly Income Preferred Securities (the "Trust Convertible Preferred Securities") of USX Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sec 3801 et seq.) for up to 6,700,000 shares of 6.50% Cumulative Convertible Preferred Stock (liquidation preference $50.00 per share) (the "6.50% Convertible Preferred Stock") of the Company on the basis of one Trust Preferred Convertible Security for each share of 6.50% Convertible Preferred Stock validly tendered and accepted for exchange. The Trust Convertible Preferred Securities will be guaranteed (the "Guarantee") by the Company to the extent described in the Prospectus (as hereinafter defined). The exchange offer, as it may be amended and supplemented, described above is herein referred to as the "Exchange Offer."

          In connection with the Exchange Offer, the Company will deposit in the Trust as trust assets its 6.75% Convertible Junior Subordinated Debentures (the "Debentures") and the Trust will transfer to the Company the Trust Convertible Preferred Securities and its common securities (the "Trust Common Securities") as set forth in the Prospectus. The Trust Convertible Preferred Securities will be issued under the Trust's Amended and Restated Declaration of Trust (the "Declaration") and the Debentures will be issued under an Indenture between the Company and The Bank of New York, as trustee (including the related supplemental indenture governing the Debentures to be deposited in the Trust, the "Indenture"). The Bank of New York will act as institutional trustee under the Declaration (the "Institutional Trustee"), trustee under the Indenture (the "Indenture Trustee") and trustee under the Guarantee (the "Guarantee Trustee").

          2.  Engagement as Dealer Managers.  By this Dealer Manager Agreement
              -----------------------------
(the "Agreement"), each of the Company and the Trust hereby engages and appoints you as the exclusive Dealer Managers for the Exchange Offer and authorizes you to act as such in connection with the Exchange Offer.

                                       1
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                                                                               2



          As Dealer Managers, you severally agree, in accordance with your customary practice, to perform in connection with the Exchange Offer those services as are customarily performed by investment banking concerns in connection with similar offers, including, without limitation, soliciting from individuals and institutions the tender of 6.50% Convertible Preferred Stock pursuant to and in accordance with the terms and conditions of the Exchange Offer. You shall act as independent contractors in connection with the Exchange Offer with duties solely to the Company and the Trust and nothing herein contained shall constitute you as agents of the Company or the Trust in connection with the solicitation of such 6.50% Convertible Preferred Stock pursuant to and in accordance with the terms and conditions of the Exchange Offer; provided, however, that the Company hereby authorizes the Dealer Managers, and/or one or more registered brokers or dealers chosen by the Dealer Managers, to act as the Company's agents in making the Exchange Offer to residents of any jurisdiction in which such agents designation may be necessary to comply with applicable law. Nothing in this Agreement shall constitute the Dealer Managers as partners or joint venturers with the Company, the Trust, any of their subsidiaries or with each other. On the basis of the representations and warranties and agreements of the Company and the Trust contained herein and subject to and in accordance with the terms and conditions hereof and of the Exchange Offer, the Dealer Managers severally agree to act in such capacity.

          3.  Registration Statement, Prospectus and Offering Materials.  (a)
              ---------------------------------------------------------
The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Securities Act"), a registration statement on Form S-4 covering the registration of the Trust Convertible Preferred Securities, the Guarantee, the Debentures, and shares of USX--U.S. Steel Group Common Stock, $1.00 par value per share (the "Steel Stock"), of the Company issuable upon conversion of the Trust Convertible Preferred Securities and the Debentures. Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended at the time it becomes effective or as thereafter amended or supplemented from time to time, is herein called the "Registration Statement." The final prospectus included in the Registration Statement (including any documents incorporated in the prospectus by reference) is herein called the "Prospectus," except that if the final prospectus furnished to the Dealer Managers for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Managers for such use. The terms "supplement" and "amendment" or "supplemented" and "amended" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) The Company and the Trust have prepared and filed, or agree that prior to or on the date of commencement of the Exchange Offer (the "Commencement Date") they will file, with the Commission under the Exchange Act and the rules and regulations promulgated thereunder a Statement on Schedule 13E-4 with respect to the Exchange Offer (including the exhibits thereto and any documents incorporated by reference therein, the "Schedule 13E-4").

     (c) The Registration Statement, Prospectus and the related letters from the Dealer Managers to registered holders and participants in The Depository Trust Company, securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of 6.50% Convertible Preferred Stock, letters of transmittal (the "Letters of Transmittal"), notice of guaranteed delivery (the "Notice of Guaranteed Delivery") and any newspaper announcements, press releases and other offering materials and information the Company may use or prepare, approve or authorize for use in connection with the Exchange Offer, including the Schedule 13E-4 as amended or supplemented from time to time, are herein collectively referred to as the "Exchange Offer Materials."

          4.  Use of Exchange Offer Materials.  (a)  The Exchange Offer
              -------------------------------
Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company and the Trust. The Company shall, to the extent permitted by law, use its best efforts to disseminate the Exchange Offer Materials to each registered holder of any 6.50% Convertible Preferred Stock, as soon as practicable after the Commencement Date, pursuant to Rule 13e-4 under the Exchange Act and comply with its obligations thereunder. Thereafter, to the extent practicable until three days prior to the Expiration Date of the Exchange Offer, the Company shall use its best efforts to cause copies of such Exchange Offer Materials and a return envelope to be mailed to each person who becomes a holder of record of any 6.50% Convertible Preferred Stock. The Company and the Trust acknowledge and agree that you may use the Exchange Offer Materials as specified herein without assuming any responsibility for independent verification on your part and the Company and the Trust represent and warrant to you that you may rely on the accuracy and completeness of any information delivered to you by or on behalf of the Company or the Trust without assuming any responsibility for independent verification of such information or without performing or receiving any appraisal or evaluation of the assets or liabilities of the Company or the Trust.

     (b) The Company and the Trust agree to provide you as many copies as you may reasonably request of the Exchange Offer Materials. The Company and the Trust agree that within a reasonable time prior to using or filing with any federal, state or other governmental agency or instrumentality of the United States of any Exchange Offer Materials, it will submit copies of such materials to you and will give reasonable consideration to your and your counsel's comments, if any, thereon. The Company and the Trust agree prior to the termination of the Exchange Offer, before amending or supplementing the Registration Statement or the Prospectus, to furnish copies of drafts to, and consult with, the Dealer Managers and their counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Exchange Offer Materials. Neither the Company nor the Trust shall file any such amendment or supplement to which the Dealer Managers shall reasonably object; provided, however that the foregoing requirement shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Dealer Managers promptly after being transmitted for filing with the Commission.

     (c) The Company has furnished or shall use its best efforts to furnish to you, or cause the transfer agents or registrars for the 6.50% Convertible Preferred Stock to furnish to you, as soon as practicable after the date hereof (to the extent not previously furnished), cards or
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                                                                               4

lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available, the beneficial owners of the 6.50% Convertible Preferred Stock as of a recent date, together with their addresses and the number of shares of 6.50% Convertible Preferred Stock held by them. Additionally, the Company and the Trust shall update, or cause the transfer agents or registrars referred to above to update, such information from time to time during the term of this Agreement as may be reasonably requested by you. Except as otherwise provided herein, you agree to use such information only in connection with the Exchange Offer.

     (d) The Company and the Trust authorize the Dealer Managers to use the Exchange Offer Materials in connection with the Exchange Offer and for such period of time as any such materials are required by law to be delivered in connection therewith. The Dealer Managers shall not have any obligation to cause any Exchange Offer Materials to be transmitted generally to the holders of 6.50% Convertible Preferred Stock.

     (e) Each of the Company and the Trust authorizes the Dealer Managers to communicate with any information agent (the "Information Agent") or exchange agent (the "Exchange Agent") appointed by the Company or the Trust to act in such capacity in connection with the Exchange Offer. The Company and the Trust will arrange for the Exchange Agent to advise you daily, as necessary, as to such matters relating to the Exchange Offer as you may reasonably request.

     (f) The Company and the Trust agree that any reference to the Dealer Managers in any Exchange Offer Materials or in any newspaper announcement or press release or other document or communication is subject to the Dealer Managers' prior consent, which consent shall not be unreasonably withheld.

          5.  Withdrawal.  In the event that either the Company or the Trust (i)
              ----------
uses or permits the use of, or files with the Commission, any amendment or supplement to the Registration Statement and any such document has not been previously submitted to you for your comment if prior submission is required in accordance with the provisions of Section 4(b) hereof; or (ii) shall have breached any of its representations, warranties, agreements or covenants herein, then you shall be entitled upon written notice to the Company and the Trust to withdraw as Dealer Managers in connection with the Exchange Offer without any liability or penalty to you or any other indemnified person (as defined in Section 11 below) and without loss of any right to indemnification or contribution provided in Section 11 or to the payment of (x) all fees payable pursuant to Section 6 with respect to the 6.50% Convertible Preferred Stock tendered prior to the date of withdrawal and (y) all reasonable expenses payable hereunder which have accrued through the date of such withdrawal.

          6.  Fees.  (a) The Company shall pay the Dealer Managers a fee of
              ----
$0.3125 for each share of 6.50% Convertible Preferred Stock validly tendered and accepted for exchange pursuant to the Exchange Offer.

     (b) The Company agrees to pay, or cause to be paid to, each Soliciting Dealer (including a Dealer Manager) whose name has been inserted in the space provided in the Letter of Transmittal for that purpose a fee (the "Soliciting Dealer Fee") equal to $1.00 per share of 6.50% Convertible Preferred Stock validly tendered and accepted for exchange pursuant to the Exchange Offer, to the extent that the tender of such shares was solicited by such Soliciting Dealer from beneficial owners of 5,000 or few shares of 6.50% Convertible Preferred Stock. No Soliciting Dealer Fee shall be payable to any Soliciting Dealer with respect to the tender of shares of 6.50% Convertible Preferred Stock by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. No Soliciting Dealer Fee shall be payable in respect to shares of 6.50% Convertible Preferred Stock beneficially owned by a Soliciting Dealer or registered in the name of a Soliciting Dealer, unless such shares are held by such Soliciting Dealer as nominee and are being tendered for the benefit of such a beneficial owner. No Soliciting Dealer Fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). The Soliciting Dealer Fee shall be paid to the Soliciting Dealers within one week of the consummation of the Exchange Offer.

          7.  Expenses and Reimbursement of Expenses.  The Company and the
              --------------------------------------
Trust, jointly and severally, agree to pay the costs and expenses incident to the performance of the obligations hereunder, including, without limitation, all costs and expenses (i) incurred by dealers and brokers (including yourselves), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Exchange Offer Materials to their customers, (ii) incident to the preparation, issuance, execution and delivery of the Trust Convertible Preferred Securities, (iii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus (including, without limitation, in each case all exhibits, amendments and supplements thereto), (iv) incurred in connection with the registration or qualification of the Trust Convertible Preferred Securities under the laws of such jurisdictions as the Dealer Managers may designate (including, without limitation, reasonable fees of counsel for the Dealer Managers and its reasonable disbursements), (v) in connection with the printing (including word processing and duplication costs) and delivery of all Exchange Offer Materials (including, without limitation, any preliminary and supplemental blue sky memoranda) including, without limitation, mailing and shipping; (vi) the fees of the New York Stock Exchange, Inc. (the "NYSE") in connection with the listing of the Trust Convertible Preferred Securities; (vii) all advertising expenses related to the Exchange Offer and the fees and expenses of the Exchange Agent and the Information Agent; (viii) the fees and disbursements of Morris, Nichols, Arsht & Tunnell, Delaware counsel to the Company and the Trust, Miller & Chevalier, Chartered, special tax counsel to the Company and the Trust, and Price Waterhouse, LLP, auditors to the Company; and (ix) the fees and expenses of the trustees of the Trust (the "Trustees of the Trust"), including the Institutional Trustee, and the Indenture Trustee and the Guarantee Trustee. In addition, the Company and the Trust, jointly and severally, agree to reimburse the reasonable out-of-pocket expenses of the Dealer Managers in connection with the Exchange Offer (including, without limitation, the reasonable legal fees and expenses of counsel to the Dealer Managers in connection with the Exchange Offer).

          8.  Representations, Warranties and Certain Agreements of the Company
              -----------------------------------------------------------------
and the Trust.  Each of the Company and the Trust jointly and severally
-------------
represents and warrants to you, and agrees with you (other than with respect to Sections 8(d), (k) through (m), (o) through (u), (w), (y), (aa), Subsection 8(c)(i) and Section 8(j) (with respect to the Guarantee), as to which only the Company represents and warrants to you and agrees with you), that as of the Commencement Date and at all times on or prior to the date when the Exchange Offer is consummated (the "Closing Date"):

          (a) the Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission;

          (b) (i) the Exchange Offer Materials, including the Registration Statement and Prospectus, comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) the Registration Statement, when it became effective, did not contain and as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) none of the Prospectus or other Exchange Offer Materials contains, and, as amended or supplemented, if applicable, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this Section 8(b) do not apply (A) to statements or omissions in the Exchange Offer Materials, the Registration Statement or the Prospectus based upon information relating to the Dealer Managers furnished to the Company in writing by the Dealer Managers expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Institutional Trustee, the Indenture Trustee or the Guarantee Trustee;

          (c) (i) the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Declaration, the Indenture and the Guarantee; and (ii) the Trust has the business trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (d) this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company;

          (e) this Agreement has been duly and validly authorized, executed and delivered by the Trust and is a valid and binding obligation of the Trust;

          (f) the Prospectus as amended or supplemented in relation to the Exchange Offer shall have been filed with the Commission pursuant to Rule 424(b), if required, within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act;

          (g) on or prior to the Commencement Date, an agreement with the Exchange Agent relating to the Exchange Offer (the "Exchange Agency Agreement") shall be in full force and effect;

     (h) on or prior to the Commencement Date, an agreement with the Information Agent relating to the Exchange Offer shall be in full force and effect;

          (i) the Trust Convertible Preferred Securities to be issued pursuant to the Exchange Offer will be duly authorized by the Declaration upon execution and delivery of the Declaration in the form filed as an exhibit to the Registration Statement, and, when issued and delivered in accordance with the terms of this Agreement in exchange for 6.50% Convertible Preferred Stock pursuant to the Exchange Offer, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial ownership interests in the assets of the Trust, not subject to any preemptive or similar rights, and will conform in all material respects to all statements relating thereto contained in the Prospectus. Holders of Trust Convertible Preferred Securities will be entitled, subject to the terms of the Declaration, to the same limitation of personal liability extended to stockholders of private corporations for profit;

          (j) the Declaration and the Guarantee have been duly authorized by the Company and, as of the Closing Date, will have been duly executed and delivered by the Company; assuming due authorization, execution and delivery of the Declaration by the Trustees of the Trust, the Declaration will, as of the Closing Date, be valid and binding on, and enforceable against, the Trust in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Guarantee, as of the Closing Date, will be valid and binding on, and enforceable against, the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Declaration and the Guarantee have been duly qualified under the Trust Indenture Act and will conform in all material respects to all statements relating thereto contained in the Prospectus;

          (k) the Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, when executed and delivered by the Company, will be valid and binding on, and enforceable against, the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (l) the Debentures to be deposited in the Trust as trust assets in connection with the Exchange Offer have been duly authorized, and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, when executed and delivered by the Company to the Indenture Trustee, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust pursuant to the terms of the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding on, and enforceable against, the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

          (m) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and Marathon Oil Company ("Marathon") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio;

          (n) the Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Act, is and will be treated as a grantor trust for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction;

          (o) the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company or the U.S. Steel Group (as defined in the Prospectus), in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries which are material to the business of the Company or the U.S. Steel Group are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (p) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of Marathon have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (q) the Debentures are convertible into shares of Steel Stock in accordance with the terms of the Indenture; all shares of Steel Stock issuable upon conversion of the Debentures have been duly and validly authorized, and on or prior to the Closing Date will be reserved for issuance upon such conversion and, when issued and delivered in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the shares of Steel Stock issuable upon conversion of the Debentures;

          (r) neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any loss or interference with its business which is material to the business of the Company or the U.S. Steel Group from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or Marathon or any material adverse change, or any development likely to involve a prospective material adverse change, in or affecting the management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group, otherwise than as set forth or contemplated in the Prospectus;

          (s) other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group, and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or others;

          (t) the financial statements (including the related notes and supporting schedules) incorporated by reference in the Prospectus present fairly, in all material respects, the financial position and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied, except as noted therein, on a consistent basis throughout the periods involved;

          (u) to the best knowledge of the Company, Price Waterhouse, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and were independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder during the periods covered by the financial statements on which they reported incorporated by reference in the Prospectus;

          (v) the Company and the Trust are not, and after giving effect to the consummation of the Exchange Offer will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (w) except with respect to the Company's Restated Rights Agreement (as defined in the Prospectus), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

          (x) there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations of the Commission thereunder which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the rules and regulations of the Commission thereunder;

          (y) no labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which is likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group;

          (z) the execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their obligations under, this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Declaration, the Indenture and the Guarantee, the issuance and delivery by the Trust of the Trust Convertible Preferred Securities and the consummation of the Exchange Offer and the fulfillment of the terms herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Company or Marathon is a party or by which the Trust, the Company or Marathon is bound or to which any of the property or assets of the Trust, the Company or Marathon is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or Marathon or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the

     Trust or the Company or Marathon or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the performance by the Company and the Trust of their obligations under this Agreement and the issue and exchange of the Trust Convertible Preferred Securities by the Company pursuant to the Exchange Offer, the issuance of the Debentures by the Company pursuant to the Indenture, the performance by the Company under the Guarantee and the issuance of the shares of Steel Stock issuable upon the conversion of the Trust Convertible Preferred Securities or the consummation by the Company of the transactions contemplated by this Agreement, except for the (i) the listing of the Trust Convertible Preferred Securities and shares of Steel Stock issuable upon conversion of the Trust Convertible Preferred Securities on the NYSE, (ii) the registration under the Securities Act of the Trust Convertible Preferred Securities, the Debentures, the Guarantee and the shares of Steel Stock issuable upon conversion of the Debentures, (iii) the registration of the Trust Convertible Preferred Securities under the Exchange Act and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the securities laws of non-U.S. jurisdictions in connection with the issue and exchange of the Trust Convertible Preferred Securities and the issuance of the shares of Steel Stock issuable upon conversion of the Trust Convertible Preferred Securities;

          (aa) neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material agreement, indenture or instrument, (iii) is in violation in any respect material to the business of the Company, Marathon or the U.S. Steel Group of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business or (iv) is in violation of Section 517.075 of the Florida Securities and Investor Protection Act.

          9.  Conditions to Dealer Managers' Obligations.  The several
              ------------------------------------------
obligations of the Dealer Managers hereunder are subject, as of the Commencement Date and at all times on or prior to the Closing Date, to the accuracy of the representations and warranties on the part of the Company and the Trust herein, to the accuracy of the statements of officers of the Company and of the Trust made pursuant to the provisions hereof, to the performance by the Company and the Trust of their respective obligations hereunder and to the following additional conditions:

          (a) on each of the Commencement Date and the Closing Date, you shall have received:

               (i) a certificate, dated such date and signed by an authorized officer of the Trust acceptable to you, to the effect that the representations and warranties of the Trust contained in this Agreement are true and correct as of such date and that the Trust has performed all of its obligations to be performed hereunder on or prior to such date; and

               (ii) a certificate, dated such date and signed by an authorized officer of the Company to the effect that no event described in subsections 9(i)(i) or (ii) or subsection 9(l) has occurred as of such date, and to the effect that the representations and warranties of the Company contained in the Agreement are true and correct as of such date and that the Company has performed all of its obligations to be performed hereunder on or prior to such date.

     The officers signing and delivering such certificate on behalf of the Company and the Trust may rely upon the best of their knowledge as to proceedings threatened;

          (b) each of the Company and the Trust shall have furnished to you on each of the Commencement Date and the Closing Date, such additional certificates or other documents as are typically delivered in connection with a transaction of this type and which you may reasonably request;

          (c)  on the Closing Date (except as to clauses (xiii), (xv), (xvii),
     (xix) and (xxii) which will be delivered only on the Commencement Date) and on the Commencement Date (except as to clauses (xiv), (xvi), (xviii), (xx), (xxiii) and (xxvi) which will be delivered only on the Closing Date), the Dealer Managers shall have received a signed opinion of Dan D. Sandman, Esq., General Counsel of the Company or John A. Hammerschmidt, Assistant General Counsel and Assistant Secretary of the Company, to the effect that:

                    (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

                    (iii) Marathon has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio; and all of the issued shares of capital stock of Marathon have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (iv) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all shares of Steel Stock issuable upon conversion of the Trust Convertible Preferred Securities have been duly and validly authorized (and for purposes of the opinion to be delivered on the Closing Date only, reserved) for issuance upon such conversion and, when issued and delivered in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus;

                    (v) there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, the Steel Stock issuable upon conversion of the Debentures pursuant to the Company's Restated Certificate of Incorporation or by-laws or any agreement or other instrument known to such counsel, other than certain rights to subscribe for or to purchase shares of Steel Stock pursuant to the Restated Rights Agreement, employee stock option plans or employee benefit plans and certain restrictions upon the transfer of the Steel Stock pursuant to the Company's 1990 Stock Plan;

                    (vi) to the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (vii) the Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the rules and regulations of the Commission specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                    (viii) the documents incorporated by reference in the Prospectus, and, in the case of such opinion delivered on the Closing Date, any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                    (ix) the Registration Statement and the Prospectus, and, in the case of such opinion delivered on the Closing Date, any further amendments and supplements thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; persons subject to his supervision have participated on behalf of the Company in connection with the preparation of the Registration Statement and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Dealer Managers and counsel for the Dealer Managers, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed; he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and makes no representation that he has independently verified the accuracy, completeness or fairness of such statements, except as set forth in paragraphs (iv) above and (xxii) below; however, in the course of the preparation and review of the Registration Statement and the Prospectus, he has no reason to believe that, as of its effective date, the Registration Statement, or, in the case of such opinion delivered on the Closing Date, any further amendment thereto made by the Company prior to such Closing Date (other than the financial statements and related statements and related schedules therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and the date of such opinion, the Prospectus, or, in the case of such opinion delivered on the Closing Date, any further amendment or supplement thereto made by the Company prior to such Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel may base such belief on the fact that he is General Counsel of the Company and supervises attorneys in the Law Department of the Company who have acted as counsel to the Company in connection with the preparation of the Registration Statement); and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration

          Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                    (x) this Agreement has been duly authorized, executed and delivered by the Company;

                    (xi) the Exchange Agency Agreement has been duly authorized, executed and delivered by the Company;

                    (xii) the execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their obligations under, this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Declaration, the Indenture and the Guarantee, the issuance and delivery by the Trust of the Trust Convertible Preferred Securities and the consummation of the Exchange Offer and the fulfillment of the terms herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Company or Marathon is a party or by which the Trust, the Company or Marathon is bound or to which any of the property or assets of the Trust, the Company or Marathon is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or Marathon or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or the Company or Marathon or any of their properties;

                    (xiii) the Guarantee has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company and duly authorized, executed and delivered by the Guarantee Trustee and upon issuance and delivery of the Trust Convertible Preferred Securities pursuant to the Exchange Offer, will be a valid and legally binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                    (xiv) the Guarantee has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and any implied covenant of good faith and fair dealing;

                    (xv) the Declaration has been duly authorized by the Company and duly qualified under the Trust Indenture Act;

                    (xvi) the Declaration has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act;

                    (xvii) the Indenture has been duly authorized by the Company and has been duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company and duly authorized, executed and delivered by the Indenture Trustee, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                    (xviii) the Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

                    (xix) the Debentures have been duly authorized by the Company and, when the Indenture has been duly executed and delivered by the Company and the Indenture Trustee, when the Debentures have been duly executed and delivered by the Company and duly authenticated by the Indenture Trustee and delivered pursuant to the terms of the Exchange Offer, will be valid and binding obligations of the Company enforceable in accordance with their terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

                    (xx) the Debentures have been duly authorized, executed and delivered by the Company and, assuming due authentication by the Indenture Trustee and upon delivery pursuant to the terms of the Exchange Offer, will be valid and binding obligations of the Company enforceable in accordance with their terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

                    (xxi) the Steel Stock issuable upon conversion of the Debentures has been duly authorized (and, for purposes of the opinion to be delivered on the Closing Date only, reserved) by the Company for issuance upon such conversion and, when issued and delivered in accordance with the Indenture, will be duly and validly issued, fully paid and nonassessable;

                    (xxii) the statements made in the Prospectus under the captions "Description of Trust Convertible Preferred Securities", "Description of the Guarantee" and "Description of the Convertible Debentures", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and constitute accurate summaries, in all material respects, of the terms of each of the Trust Convertible Preferred Securities, the Guarantee and the Convertible Debentures as set forth in the form of exhibits to the Registration Statement. The statements made in the Prospectus under the captions "Description of Capital Stock and Amended and Restated Rights Plan" and "Description of the 6.50% Convertible Preferred Stock", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and are accurate in all material respects;

                    (xxiii) the statements made in the Prospectus under the captions, "Description of the Trust Convertible Preferred Securities," "Description of the 6.50% Convertible Preferred Stock," "Description of the Convertible Debentures," "Description of the Guarantee," and "Description of Capital Stock and Amended and Restated Rights Plan" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and are accurate in all material respects;

                    (xxiv) neither the Company nor the Trust is, or after giving effect to the consummation of the Exchange Offer, will be, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

                    (xxv) no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the performance by the Company and the Trust of their obligations under this Agreement and the issue and exchange of the Trust Convertible Preferred Securities by the Company pursuant to the Exchange Offer, the issuance of the Debentures by the Company pursuant to the Indenture, the performance by the Company under the Guarantee and the issuance of the shares of Steel Stock issuable upon the conversion of the Debentures or the consummation by the Company of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications which have been obtained by the Company or as may be required under state securities or Blue Sky laws or the securities laws of non-U.S. jurisdictions in connection with the issue and exchange of the Trust Convertible Preferred Securities and the shares of Steel Stock issuable upon conversion of the Trust Convertible Preferred Securities;

                    (xxvi) to the best of such counsel's knowledge, other than with respect to the Restated Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

          In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware and that such counsel is not admitted in the State of Delaware. To the extent such opinion relates to the law of the State of New York (which law the Indenture, this Agreement and the Guarantee state to be the governing law thereof), such counsel may state that he assumes that the laws of the Commonwealth of Pennsylvania are the same as those of the State of New York. As to matters of fact, to the extent deemed proper, such counsel may rely on certificates of responsible officers of the Company and public officials.

          (d) on the Commencement Date (except with respect to paragraphs (iii) and (vi) which will be given only on the Closing Date) and the Closing Date (except with respect to paragraphs (ii) and (v) which will be given only on the Commencement Date), the Dealer Managers shall have received a signed opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel for the Company and the Trust, dated as of such date, to the effect that:

                    (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Prospectus;

                    (ii) when duly authorized, executed and delivered by the Company and the Trustees, the Declaration will be a valid and binding agreement of the Company and the Trustees, enforceable in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and
          (iii) considerations of public policy or the effect of applicable law relating to fiduciary duties;

                    (iii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a valid and binding agreement of the Company and the Trustees, enforceable in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (iii) considerations of public policy or the effect of applicable law relating to fiduciary duties;

                    (iv) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations hereunder, will have been duly authorized by all requisite business trust action on the part of the Trust;

                    (v) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Trust Convertible Preferred Securities and the Trust Common Securities will be duly authorized by the Declaration for issuance and, when issued and delivered in accordance with the Declaration and the Dealer Manager Agreement, will be validly issued, and, subject to the terms of the Declaration, fully paid and nonassessable beneficial ownership interests in the assets of the Trust. The Holders of Trust Convertible Preferred Securities and Trust Common Securities will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability under Delaware law extended to stockholders of private corporations for profit formed under the General Corporation Law of the State of Delaware; provided that such counsel expresses no opinion as to any Holder of Trust Convertible Preferred Securities or Trust Common Securities that is, was or becomes a named Trustee of the Trust and may note that Holders of Trust Convertible Preferred Securities and Trust Common Securities will be subject to the withholding provisions of Section 11.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration and that Holders of Trust Common Securities will be liable for the debts and obligations of the Trust to the extent provided in Section 10.1(b) of the Declaration.

                    (vi) the Trust Convertible Preferred Securities and the Trust Common Securities have been duly authorized by the Declaration for issuance and are duly and validly issued and, subject to the terms of the Declaration, fully paid and nonassessable beneficial ownership interests in the assets of the Trust. The

          Holders of Trust Convertible Preferred Securities and the Trust Common Securities will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel expresses no opinion as to any Holder of Trust Convertible Preferred Securities or Trust Common Securities that is, was or becomes a named Trustee of the Trust and may note that Holders of Trust Convertible Preferred Securities and Trust Common Securities will be subject to the withholding provisions of Section 11.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the Declaration and that Holders of Trust Common Securities will be liable for the debts and obligations of the Trust to the extent provided in Section 10.1(b) of the Declaration; and

                    (vii) under the Declaration and the Delaware Act, the issuance of the Trust Convertible Preferred Securities and the Trust Common Securities is not subject to preemptive rights.

          (e) The Dealer Managers shall have received a signed opinion of Miller & Chevalier, Chartered, tax counsel for the Company and the Trust, dated as of the Commencement Date and the Closing Date to the effect that the Trust will be treated as a grantor trust for Federal income tax purposes under existing law and covering the statements made in the Prospectus under "Certain Federal Income Tax Considerations";

          (f) The Dealer Managers shall have received the opinion of Simpson Thacher & Bartlett, counsel for the Dealer Managers, dated as of the Commencement Date and the Closing Date, covering the incorporation and legal existence of the Company, the issuance and delivery of the Trust Convertible Preferred Securities, this Agreement, the Registration Statement, the Prospectus and such other related matters as the Dealer Managers may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, and the Federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Dealer Managers;

          (g) the Company and the Trust will also furnish to you from time to time (including on the Closing Date), up to the last acceptance of 6.50% Convertible Preferred Stock pursuant to the Exchange Offer, any further opinion of counsel, satisfactory to your counsel, as you may reasonably request;

          (h) you shall have received, on the Commencement Date and the Closing Date, letters, dated the Commencement Date and the Closing Date, as the case may be, reasonably satisfactory to you of Price Waterhouse, LLP, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the consolidated financial statements of the Company and certain financial information contained in the Registration Statement and the Prospectus;

            (i) (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development likely to involve a prospective change, in or affecting the management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries or the financial position, stockholders' equity or results of operations of the U.S. Steel Group, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the Exchange Offer on the terms and in the manner contemplated in the Prospectus;

          (j) there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading of the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the engagement by the United States in hostilities, the escalation in hostilities involving the United States or the declaration of a national emergency or war by the United States; or (v) the outbreak of hostilities or the escalation of hostilities or the declaration of a national emergency or war or a material adverse change in national or international economic, political or financial conditions, national or international equity markets or currency exchange rates or controls which, in your judgment, makes it impracticable or inadvisable to proceed with the Exchange Offer on the terms and in the manner contemplated in the Prospectus;

          (k) at the Closing Date, the Trust Convertible Preferred Securities shall have been duly listed, subject to official notice of issuance, on the NYSE; and

          (l) on or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's senior unsecured debt securities or preferred stock by Standard & Poor's Ratings Group or Moody's Investors Services, Inc. and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, the rating of any of the Company's senior unsecured debt securities or preferred stock.

          The Company and the Trust will furnish you with such executed or conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

          10.  Covenants of the Company and the Trust.  Each of the Company and
               --------------------------------------
the Trust covenants with the Dealer Managers:

          (a) To use its best efforts to cause the Registration Statement, including any post-effective amendment thereto, to become effective promptly and will notify the

     Dealer Managers immediately, (i) when any post-effective amendment to the Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Exchange Offer Materials shall have been filed, (ii) of the receipt of any comments or inquiries from the Commission relating to the Exchange Offer,
     (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Exchange Offer Materials or for additional information relating to the Exchange Offer and (iv) of
     (A) the issuance by the Commission of any stop order suspending the use of any Exchange Offer Materials or any qualification of the Trust Convertible Preferred Securities for offering or sale in connection with the Exchange Offer in any jurisdiction, (B) the institution or threatening of any proceedings for any of such purposes or (C) the occurrence of any event which could cause the Company or the Trust to withdraw, rescind, terminate or modify the Exchange Offer or would permit the Company or the Trust to exercise any right not to accept 6.50% Convertible Preferred Stock tendered pursuant to the Exchange Offer. Each of the Company and the Trust will use its best efforts to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time;

          (b) to comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act in connection with the Exchange Offer Materials, the Exchange Offer and the transactions contemplated hereby and thereby, as applicable. If at any time when the Prospectus is required by the Securities Act or Exchange Act to be delivered in connection with the Exchange Offer, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Dealer Managers or counsel for the Company or the Trust, to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials in order that the Prospectus or such other Exchange Offer Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Exchange Offer Materials, in the light of the circumstances under which they were made, not misleading or if, in the opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Exchange Offer Materials to comply with the requirements of the Securities Act or Exchange Act, the Company and the Trust will promptly prepare, file with the Commission, subject to Section 4(b) hereof, and furnish, at its own expense to the Dealer Managers and to the dealers (whose names and addresses will be furnished to the Company and the Trust by the Dealer Managers) to which 6.50% Convertible Preferred Stock may have been exchanged, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Exchange Offer Materials comply with such requirements;

          (c) to endeavor, in cooperation with the Dealer Managers, to qualify the Trust Convertible Preferred Securities for offering and sale in connection with the Exchange

     Offer under the applicable securities or Blue Sky laws of such jurisdictions as the Dealer Managers may reasonably request and to maintain such qualifications in effect for such time as may be required for the consummation of the Exchange Offer. In each jurisdiction in which the Trust Convertible Preferred Securities have been so qualified, the Trust will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement;

          (d) to make generally available to its security holders and to the Dealer Managers as soon as practicable an earnings statement covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder; and

          (e) to use its best efforts to advise or cause the Exchange Agent to advise the Dealer Managers at 5:00 P.M., New York City time, or promptly thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, with respect to 6.50% Convertible Preferred Stock tendered as follows: (i) the aggregate number of 6.50% Convertible Preferred Stock validly tendered and represented by certificates physically held by the Exchange Agent or confirmations of receipt of book-entry transfer of 6.50% Convertible Preferred Stock pursuant to the procedures set forth in the Exchange Offer on such day; (ii) the aggregate number of 6.50% Convertible Preferred Stock represented by Notices of Guaranteed Delivery on such day; (iii) any 6.50% Convertible Preferred Stock properly withdrawn on such day; and (v) the cumulative totals of the number of 6.50% Convertible Preferred Stock in categories (i) through (iii), inclusive, above.

          11.  Indemnification and Contribution; Settlement of Litigation;
               -----------------------------------------------------------
Release.  (a)   Each of the Company and the Trust jointly and severally agrees
-------
to indemnify and hold harmless each of the Dealer Managers, the respective partners, the directors and officers of each of the Dealer Managers and each person, if any, who controls each of the Dealer Managers ("Indemnified Persons") within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (i) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by each of the Dealer Managers or any such controlling person in connection with defending or investigating any such action or claim)
(A) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any related preliminary prospectus, the Prospectus, the Schedule 13E-4 or any other Exchange Offer Materials (as amended or supplemented if the Company or the Trust shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Dealer Managers furnished to the Company and the Trust in writing by the Dealer Managers expressly for use therein); or (B) which arises out of or is based upon a withdrawal, rescission or modification of or a failure to make or consummate the Exchange Offer; and (ii) against any other loss, claim, damage or liability which is related to, otherwise arises out of or is based upon or asserted against such Dealer Manager in connection with its acting as Dealer Manager in connection with the Exchange Offer, rendering financial advisory services to the Company or the Trust in connection with the Exchange Offer or which arises in connection with any other matter referred to in this Agreement, except to the extent any such losses, damages, liabilities or claims referred to in this clause (ii) are finally judicially determined to have resulted from such Dealer Manager's gross negligence or bad faith in performing the services that are the subject of this Agreement. The Company or the Trust also agree that neither of the Dealer Managers nor any of such Dealer Manager's affiliates, nor any of the partners, officers, directors, agents, employees or controlling persons (if any), as the case may be, of such Dealer Manager or any such affiliates, shall have any liability to the Company or the Trust or any person asserting claims on behalf of or in right of the Company or the Trust for or in connection with any matter referred to in this Agreement except to the extent that any loss, damage, liability or claim incurred by the Company or the Trust results from such Dealer Manager's gross negligence or bad faith in performing the services that are the subject of this Agreement.

     (b) Each of the Dealer Managers agrees to indemnify and hold harmless each of the Company and the Trust, their respective directors, trustees and officers who sign the Registration Statement or the Schedule 13E-4, and each person, if any, who controls the Company or the Trust within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Trust and the Company to the Dealer Managers contained in clause (i)(A) of Section 11(a) above, but only with reference to information relating to such Dealer Manager furnished to the Company or the Trust in writing by the Dealer Managers expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus, the Schedule 13E-4, any other Exchange Offer Material or any amendment or supplement thereto;

     (c) Promptly after receipt by an Indemnified Person under Section 11 (a) or (b) of notice of the commencement of any action, such Indemnified Person shall, if a claim in respect thereof is to be made against the indemnifying party under such Section (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to any Indemnified Person otherwise than under such Section. In case any such action shall be brought against any Indemnified Person and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the Indemnifying Party), and, after notice from the Indemnifying Party to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Person under such Section for any legal expenses or other counsel of any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the written consent of the Indemnified Persons, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Persons from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person;

     (d) If the indemnification provided for above is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (A) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Dealer Managers, on the other hand, from the Exchange Offer or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Company and the Trust, on the one hand, and of the Dealer Managers, on the other hand, in connection with the statements or omissions or any other matter that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Dealer Managers, on the other hand, in connection with the Exchange Offer shall be deemed to be in the same respective proportions as the maximum aggregate liquidation amount of the Trust Convertible Preferred Securities issuable pursuant to the Exchange Offer bears to the total Dealer Managers' fee under this Agreement attributable to the Exchange Offer payable to the Dealer Managers pursuant to this Agreement. The relative fault of the Company and the Trust, on the one hand, and the Dealer Managers, on the other hand, (A) in the case of any untrue statement of a material fact or omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust, on the one hand, or by the Dealer Managers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (B) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by or at the direction of or in reliance upon, the Company or the Trust or their affiliates or by the Dealer Managers, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission;

     (e) The Company, the Trust and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to Section 11(d) above were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in Section 11(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Agreement, no Dealer Manager shall be required to contribute any amount in excess of the fee paid to such Dealer Manager in connection with the Exchange Offer as provided in this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation;

     (f) The remedies provided for in this Agreement are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity; and

     (g) the indemnity and contribution provisions contained in this Agreement and the representations and warranties of the Company and the Trust contained in this Agreement shall remain operative and in full force and effect regardless of
(A) any termination of this Agreement, (B) any investigation made by or on behalf of the Dealer Managers or their respective officers, directors, partners or any person controlling any Dealer Manager, or by or on behalf of the Company or the Trust, any of their respective officers, directors, trustees or any person controlling the Company or any Trust or (C) consummation of the Exchange Offer.

          12.  Termination.  (a)  This Agreement shall terminate upon the
               -----------
earliest to occur of (i) thirty days after the Expiration Date, (ii) any of the conditions specified in Section 9 has not been fulfilled as of any date such condition is required to be fulfilled pursuant to Section 9 (and the Dealer Managers shall have notified the Company and the Trust thereof) or (iii) the date on which the Company and the Trust terminate or withdraw the Exchange Offer for any reason.

     (b)  Notwithstanding termination of this Agreement pursuant to subsection
(a) above, the obligations of the parties pursuant to Sections 6, 7 and 11 shall survive any termination of this Agreement.

          13.  Severability.  If any term or other provision of this Agreement
               ------------
is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the agreements contained herein is not affected in any manner adverse to any party.

          14.  Counterparts.  This Agreement may be executed by the different
               ------------
parties hereto in one or more separate counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same agreement.

          15.  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
solely to the benefit of each party hereto and the Indemnified Persons, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy.

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          17.  Consent to Jurisdiction.  (a)  Each of the Company and the Trust
               -----------------------
(I) agrees that any legal suit, action or proceeding brought by the Dealer Managers arising out of or relating to this Agreement, the Indenture, the Trust Convertible Preferred Securities, the Exchange Offer Materials or the transactions contemplated hereby or thereby may be instituted in any federal or state court in New York City, (ii) irrevocably waives, to the fullest extent it may effectively do so, any objection (x) which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any federal or state court in New York City or (y) that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

     (b) Each of the Company and the Trust irrevocably designates and appoints Dan D. Sandman, Esq., as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby which may be instituted in any federal or state court in New York City, and agrees that service of process upon such agent, and written notice of said service to the Company or the Trust, as the case may be, by the person serving the same, shall be deemed in every respect effective service of process upon the Company or the Trust, as the case may be, in any such suit or proceeding. Each of the Company and the Trust further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

     (c) Each of the Company and the Trust agree that a final judgment in any such legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          18.  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          19.  Amendment.  This Agreement may not be amended except in a writing
               ---------
signed by each party to be bound thereby.

          20.  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by cable, fax, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the parties hereto as follows (or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this paragraph):

          (a)  If to you:

               Goldman, Sachs & Co.
               85 Broad Street
               New York, NY 10004
               Fax No.: (212) 357-5505
               Attention: Registration Department

               and

               Merrill Lynch & Co.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
               World Financial Center
               North Tower - Fifth Floor
               250 Vesey Street
               New York, New York  10281
               Fax No.: (212) 449-8668
               Attention: Registration Department

               With a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Fax No.: (212) 455-2502
               Attention: Raymond Wagner, Esq.


          (b)  If to the Company or the Trust,

               USX Corporation
               600 Grant Street
               Pittsburgh, PA 15219
               Fax No.: (412) 433-2015
               Attention: General Counsel


               21.  Subheadings.  The descriptive headings contained in this
                    -----------
     Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

               Please indicate your willingness to act as Dealer Managers on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement among us.

                                    Very truly yours,

                                    USX CORPORATION


                                    By:/s/ Robert M. Hernandez
                                       -----------------------
                                       Title: Vice Chairman &
                                        Chief Financial Officer


                                    USX CAPITAL TRUST I
                                    By USX Corporation, as Sponsor


                                    By:/s/ Robert M. Hernandez
                                       -----------------------
                                       Title: Vice Chairman &
                                        Chief Financial Officer

Accepted and agreed as of the date first above written:



/s/ Goldman, Sachs & Co.
------------------------



By:/s/ Kevin Singer
   ----------------
   Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated